UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	7

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

P00034		07/13/2010	See Schedule

6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (if other then item 6)	CODE

Nat’l Geospatial-Intelligence Agen.
ATTN: ACR/MS-P150
12310 Sunrise Valley Drive
RESTON VA 20191-3449

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO.

GEOEYE IMAGERY COLLECTION SYSTEMS INC
21700 ATLANTIC BLVD STE 500			9B. DATED (SEE ITEM 11)
DULLES VA 201666801
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM157304C0014

10B. DATED (SEE ITEM 13)

CODE 8248422490000	FACILITY CODE		09/30/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation of as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)	Net Increase:	$12,500,000.00
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

X	Special Contract Requirement H.28 Exercise of Options
E. IMPORTANT:	Contractor ☑ is noL ☐ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 54-1660268
DUNS Number: 824842249
The purpose of this modification is to (1) exercise Options for contract line items (CLIN) 0002, 0004, 0005 and 0006, for the period August 1, 2010 through August 31, 2010; (2) provide incremental funding in the amount of $12,500,000 for CLIN 0006; (3) to update the wire payment information in Contract Section G.5, Remittance Address, to reflect the Company name change executed in Modification P00030; and (4) correct a numerical value typo under Section G.8, Modification P00010, Obligated Funding. Total funding obligated under the contract increases by $12,500,000 from $289,249,467 to $301,749,467. Accordingly, the contract is modified as follows:
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER(Type or print)

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

(Signature of person authorized to sign)			13 July 2010

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243
UNCLASSIFIED

UNCLASSIFIED

	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
CONTINUATION SHEET	HM157304C0014/P00034	2	7

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.3 Total Contract Price/Total Contract Funding (change page 3 is attached hereto) :

a. Under CLIN 0006, the Obligated Amount column is increased by $12,500,000 from $45,500,000 to $58,000,000. The Unfunded Amount column is decreased by $12,500,000 from $67,000,000 to $54,500,000. The Maximum Total Price column is unchanged.

b. Under Total, the Obligated Amount column is increased by $12,500,000 from $289,249,467 to $301,749,467. The Unfunded Amount column is decreased by $12,500,000 from $289,922,533 to $277,422,533. The Maximum Total Price column is unchanged.

2. Under Section B, Supplies or Services and Prices/Costs, the Period of Performance for the following CLINs are extended through August 31,

a. Paragraph B-2, Line Item 0002 - Government Option 1: IMAGERY DERIVED PRODUCTS AND SERVICES;
b. Paragraph B-5, Line Item CLIN 0004 - Firewire Drives, Other Media and Shipping Expenses; and
c. Paragraph B-6, Line Item CLIN 0005 - System Engineering Services Support .

3. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Option Line Item 0006 - Imagery Acquisition COMMERCIAL IMAGERY, is exercised for the period August 1, 2010 through August 31, 2010, one month.

4 . Under Section G, Contract Administration Data, Paragraph G.5, Remittance Address, the wire payment name is changed from ORBIMAGE, Inc. to GeoEye Imagery Collection Systems, Inc. Change page 11 is attached hereto.

5. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data:

a. Under Modification P00010, column Obligated Funding, the amount $10,000,000.00 is corrected to read $10,300,000.00. This correction does not impact available funding, which was correctly
Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
CONTINUATION SHEET	HM157304C0014/P00034	3	7

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	indicated. Change page 13 is attached hereto.

	b. The table is revised to reflect the
	$12,500,000 obligation under CLIN 0006. Change
	page 13A is attached hereto.

	Discount Terms:
	Net 30

	Delivery Location Code: SEESCH
	See Schedule

	Payment :
	DFAS Acct. Mtn. 6 Control /JDAC
	ATTN: DFAS- IN- FI- JAM DEP 3248
	8899 E. 56th Street
	Indianapolis, IN 46249
	Customer Service 1-888-332-7366
	---FAX 1-866-894-8007
	FOB: Destination
	Period of Performance: 02/01/2007 to 08/31/2010

	Change Item 0002 to read as follows (amount shown
	is the obligated amount) :

0002	NextView IMAGERY DERIVED PRODUCTS AND SERVICES				0.00
	(Value-added Products)

	Minimum Amount: $0
	Maximum Amount: $200,000,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES,
	CHARTS, & GLOBES

	Accounting Info:
	N/A
	Funded : $0.00
	$0.00 (Subject to Availability of Funds)
	$0.00 (Subject to Availability of Funds)

	Change Item 0004 to read as follows (amount shown
	is the obligated amount) :

0004	Acquisition of Firewire Drives and other media				0.00
	under the contract to support the storage and
	dissemination of imagery.

	The sum of all material provided herein and
	invoiced for shall not exceed $500,000.
	Award Type: Time-and-materials
	Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
CONTINUATION SHEET	HM157304C0014/P00034	4	7

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Fully Funded Obligation Amount $500,000.00
	Incrementally Funded Amount: $90,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES,
	CHARTS, & GLOBES
	Requisition No: NASKG47016AS02

	Accounting Info: 9770100.4802 8A7 85K1 K317L3 ASK888 619A2 34345B 880300 Funded: $0.00

	Change Item 0005 to read as follows (amount shown is the obligated amount) :

0005	Systems Engineering Services Level-of-Effort Support. The Contractor shall provide on-going and sustaining, general systems engineering, interface change management, and integration and testing support services on a time and material basis in accordance with Attachment 6, Statement of Work NextView System Engineering Services, dated October 31, 2007. The Contractor is required to invoice for actual hours worked in accordance with the labor categories and rates delineated below. The hours are estimates and thus variable; the rates are fixed.	4000000	DO		0.00

	Award Type: Time-and-materials (Not Separately Priced) Fully Funded Obligation Amount$0.00 Product/Service Cod 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Period of Performance: 08/01/2008 to 08/31/2010

	ORBIMAGE/GeoEye Labor Categories

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
CONTINUATION SHEET	HM157304C0014/P00034	5	7

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Flxed Rate
	CY2009 Est. Hours Fixed Rate

	CY2009 Est. Hours Fixed Rate

	CY2009 Est. Hours Fixed Rate

	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	Change Item 0006 to read as follows (amount shown
	is the obligated amount) :

0006	NextView COMMERCIAL IMAGERY PROGRAM				12,500,000.00
	Fully Funded Obligation Amount $112,500,000.00
	Incrementally Funded Amount: $58,000,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES,
	CHARTS, & GLOBES
	Requisition No: NSCPG48343AS01, NSU8G10054AS02,
	NSU8G10089AS01, NSU8G10095AS01, NSU8G10144AS01,
	NSU8G10189AS03
	Continued ....

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
CONTINUATION SHEET	HM157304C0014/P00034	6	7

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Accounting Info:
9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B
880300
Funded: $982,992.00
Accounting Info:
970100.4802 8A0 85CR P533XX SU8888 594C0 35102B
880300
Funded: $0.00
Accounting Info:
970100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $0.00
Accounting Info:
9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $7,017,008.00
Accounting Info:
9700100.4802 8A0 85CR P533XX SU8888 594C0 35102B
880300
Funded: $9,500,000.00
Accounting Info:
9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $15,500,000.00
Accounting Info:
9700100.4802 8A0 85CR OZ02EF SU8888 594C0 34345B
880300
Funded: $800,000.00
Accounting Info:
9700100.4802 8A0 85CR OZ02AP SU8888 594C0 34345B
880300
Funded: $1,000,000.00
Accounting Info:
9700100.4802 8A0 85CR P533XX SU8888 594C0 35102B
880300
Funded: $7,475,000.00
Accounting Info:
9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $3,225,000.00
Accounting Info:
9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $12,500,000.00
Period of Performance: 04/01/2010 to 08/31/2010

G-l Accounting and Appropriation Data

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
CONTINUATION SHEET	HM157304C0014/P00034	7	7

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)		(C)	(D)	(E)	(F)
	ACRN	Accounting and Appropriation Data				Amount

		9700100.4802 8A0 85CR OZ33XX SU8888 594CO 34345B 880300				$12,500,000.00
		(NSU8G10095AS01)
		(NSU8G10089AS01)
		(NSU8G10189AS03)
		(NSU8G10144AS01)

		Total:				$12,500,000.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110
UNCLASSIFIED